Exhibit 99.1

MICROS SYSTEMS, INC.

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, A.L. Giannopoulos, Chairman, President and Chief Executive Officer of MICROS Systems, Inc. (“Registrant”), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-Q for the period ended March 31, 2003 of the Registrant (the “Report”):

(1)       The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/	A.L. Giannopoulos
Name:	A.L. Giannopoulos
Date:	May 15, 2003